# AMENDMENT NO. 1

This AMENDMENT NO. 1 (this "**Amendment**"), dated as of March 31, 2005, is entered into by and between CREATIVE VISTAS, INC., an Arizona corporation (the "**Company**"), and LAURUS MASTER FUND, LTD., a Cayman Islands company ("**Laurus**"), for the purpose of amending the terms of (i) the Securities Purchase Agreement, dated as of September 30, 2004, by and between the Company and Laurus (as amended, modified and/or supplemented from time to time, the "**Securities Purchase Agreement**"), (ii) the Secured Convertible Term Note, dated September 30, 2004 (as amended, modified and/or supplemented from time to time, the "**Term Note**") issued by the Company pursuant to the Securities Purchase Agreement and (iii) the Registration Rights Agreement by and between the Company and Laurus, dated as of September 30, 2004 (as amended, modified and/or supplemented from time to time, the "**Registration Rights Agreement**" and, together with the Securities Purchase Agreement and the Term Note, the "**Loan Documents**"). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Securities Purchase Agreement.

WHEREAS, Laurus has agreed to postpone a scheduled principal payment in respect of the Term Note and, in consideration therefore and in consideration of the other agreements set forth herein, the receipt and sufficiency of which is hereby acknowledged, the Company has agreed to issue the Additional Warrant (as defined below) to Laurus;

WHEREAS, the Company and Laurus have agreed to make certain changes to the Term Note and the Registration Rights Agreement as set forth herein; and

NOW, THEREFORE, in consideration of the above, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Laurus and the Company hereby agree that the Company shall not be required to pay the Monthly Principal Amount due on the first business day of April 2005 (the "**Postponed Principal**"); provided that, the Postponed Principal shall be due and payable in full on the Maturity Date (as defined in the Term Note), together with all other amounts due and payable on such date under the Securities Purchase Agreement and the Related Agreements.

2. In consideration of Laurus' agreements contained in this Amendment, the Company hereby agrees to issue to Laurus the Warrant in the form attached hereto as Exhibit A (as amended, modified or supplemented from time to time, the "**Additional Warrant**")

3. Laurus and the Company hereby agree that the Additional Warrant shall be subject to the terms and conditions of the Registration Rights Agreement, provided that, (i) with respect to the New Warrant, the "Filing Date" under and as defined in the Registration Rights Agreement shall be a date no later than September 30, 2005 and (ii) the term "Warrants" under and as defined in the Registration Rights Agreement shall include the Additional Warrant.

4. Each amendment set forth herein shall be effective as of the date first above written (the "**Amendment Effective Date**") on the date when (i) each of the Company and Laurus shall have executed and the Company shall have delivered to Laurus its respective counterpart to this

Amendment and (ii) the Company shall have executed and delivered to Laurus the Additional Warrant.

5. Except as specifically set forth in this Amendment, there are no other amendments, modifications or waivers to the Loan Documents, and all of the other forms, terms and provisions of the Loan Documents remain in full force and effect.

6. The Company hereby represents and warrants to Laurus that (i) no Event of Default exists on the date hereof, after giving effect to this Amendment, (ii) on the date hereof, after giving effect to this Amendment, all representations, warranties and covenants made by the Company in connection with the Loan Documents are true, correct and complete and (iii) on the date hereof, after giving effect to this Amendment, all of the Company's and its Subsidiaries' covenant requirements have been met.

7. From and after the Amendment Effective Date, all references in the Loan Documents and in the other Related Agreements to the Securities Purchase Agreement, the Term Note and/or the Registration Rights Agreement shall be deemed to be references to the Securities Purchase Agreement, the Term Note and/or the Registration Rights Agreement, as the case may be, as modified hereby.

8. This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and their respective successors and permitted assigns. **THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.** This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

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Aug-24-2005 02:31pm From-AC TECHNICAL SYSTEMS +9056669795 T-909 P 003/011 F-518

**IN WITNESS WHEREOF**, each of the Company and Laurus has caused this Amendment to the Loan Documents to be signed in its name effective as of this 31st day of March, 2005.

**CREATIVE VISTAS, INC.**

By: ______________________
Name: SAYAN NAVARATNAM
Title: CEO

**LAURUS MASTER FUND, LTD.**

By: ______________________
Name: Eugene Grin
Title: Director

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO CREATIVE VISTAS, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

Right to Purchase 100,000 Shares of Common Stock of
Creative Vistas, Inc.
(subject to adjustment as provided herein)

**COMMON STOCK PURCHASE WARRANT**

No. ________________ Issue Date: March 31, 2005

CREATIVE VISTAS, INC., a corporation organized under the laws of the State of Arizona ("CVAS"), hereby certifies that, for value received, LAURUS MASTER FUND, LTD., or assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company (as defined herein) from and after the Issue Date of this Warrant and at any time or from time to time before 5:00 p.m., New York time, through the close of business March 31, 2012 (the "Expiration Date"), up to 100,000 fully paid and nonassessable shares of Common Stock (as hereinafter defined), no par value per share, at the applicable Exercise Price per share (as defined below). The number and character of such shares of Common Stock and the applicable Exercise Price per share are subject to adjustment as provided herein.

As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

(a) The term "Company" shall include CVAS and any corporation which shall succeed, or assume the obligations of, CVAS hereunder.

(b) The term "Common Stock" includes (i) the Company's Common Stock, par value 0.01 per share; and (ii) any other securities into which or for which any of the securities described in (i) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

(c) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of the Warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 4 or otherwise.

(d) The "Exercise Price" applicable under this Warrant shall be a price per share of Common Stock of $1.20.

1. Exercise of Warrant.

1.1 Number of Shares Issuable upon Exercise. From and after the date hereof through and including the Expiration Date, the Holder shall be entitled to receive, upon exercise of this Warrant in whole or in part, by delivery of an original or fax copy of an exercise notice in the form attached hereto as Exhibit A (the "Exercise Notice"), shares of Common Stock of the Company, subject to adjustment pursuant to Section 4.

1.2 Fair Market Value. For purposes hereof, the "Fair Market Value" of a share of Common Stock as of a particular date (the "Determination Date") shall mean:

(a) If the Company's Common Stock is traded on the American Stock Exchange or another national exchange or is quoted on the National or SmallCap Market of The Nasdaq Stock Market, Inc. ("Nasdaq"), then the closing or last sale price, respectively, reported for the last business day immediately preceding the Determination Date.

(b) If the Company's Common Stock is not traded on the American Stock Exchange or another national exchange or on the Nasdaq but is traded on the NASD OTC Bulletin Board or is listed on the "pink sheets", then the mean of the average of the closing bid and asked prices reported for the last business day immediately preceding the Determination Date.

(c) Except as provided in clause (d) below, if the Company's Common Stock is not publicly traded, then as the Holder and the Company agree or in the absence of agreement by arbitration in accordance with the rules then in effect of the American Arbitration Association, before a single arbitrator to be chosen from a panel of persons qualified by education and training to pass on the matter to be decided.

(d) If the Determination Date is the date of a liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Company's charter, then all amounts to be payable per share to holders of the Common Stock pursuant to the charter in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Common Stock in liquidation under the charter, assuming for the purposes of this clause (d) that all of the shares of Common Stock then issuable upon exercise of the Warrant are outstanding at the Determination Date.

1.3 Company Acknowledgment. The Company will, at the time of a partial exercise of the Warrant, upon the request of the holder hereof acknowledge in writing its continuing obligation to afford to such holder any rights to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder any such rights.

1.4 Trustee for Warrant Holders. In the event that a bank or trust company shall have been appointed as trustee for the holders of the Warrant pursuant to Subsection 3.2, such bank or trust company shall have all the powers and duties of a warrant agent (as hereinafter described) and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this Section 1.

2. Procedure for Exercise.

2.1 Delivery of Stock Certificates, Etc., on Exercise. The Company agrees that the shares of Common Stock purchased upon exercise of this Warrant shall be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares in accordance herewith. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within three (3) business days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such Holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then Fair Market Value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 1 or otherwise.

2.2 Exercise. Payment may be made either (i) in cash or by certified or official bank check payable to the order of the Company equal to the applicable aggregate Exercise Price, (ii) if there is not an effective registration statement covering the resale of the shares of Common Stock underlying this Warrant, by delivery of the Warrant, or shares of Common Stock and/or Common Stock receivable upon exercise of the Warrant in accordance with the immediately following sentence and the formula contained therein, or (iii) by a combination of any of the foregoing methods, for the number of shares of Common Stock specified in such Exercise Notice (as such exercise number shall be adjusted to reflect any adjustment in the total number of shares of Common Stock issuable to the Holder per the terms of this Warrant) and the Holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully-paid and non-assessable shares of Common Stock (or Other Securities) determined as provided herein. Notwithstanding any provisions herein to the contrary, if the Fair Market Value of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being exercised) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Exercise Notice in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

$$X = Y \frac{(A-B)}{A}$$

Where X = the number of shares of Common Stock to be issued to the Holder

Y = the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such calculation)

A = the Fair Market Value of one share of the Company's Common Stock (at the date of such calculation)

B = Exercise Price (as adjusted to the date of such calculation)

3. Effect of Reorganization, Etc.; Adjustment of Exercise Price.

3.1 Reorganization, Consolidation, Merger, Etc. In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, as a condition to the consummation of such a transaction, proper and adequate provision shall be made by the Company whereby the Holder of this Warrant, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such Holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Section 4.

3.2 Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, concurrently with any distributions made to holders of its Common Stock, shall at its expense deliver or cause to be delivered to the Holder the stock and other securities and property (including cash, where applicable) receivable by the Holder of the Warrant pursuant to Section 3.1, or, if the Holder shall so instruct the Company, to a bank or trust company specified by the Holder and having its principal office in New York, NY as trustee for the Holder of the Warrant.

3.3 Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 3, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 4. In the event this Warrant does not continue in full force and effect after the consummation of the transactions described in this Section 3, then the Company's securities and property (including

cash, where applicable) receivable by the Holders of the Warrant will be delivered to Holder or the Trustee as contemplated by Section 3.2.

4. (a) Extraordinary Events Regarding Common Stock. In the event that the Company shall (a) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Exercise Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Exercise Price then in effect. The Exercise Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4. The number of shares of Common Stock that the holder of this Warrant shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive shall be increased to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 4) be issuable on such exercise by a fraction of which (a) the numerator is the Exercise Price that would otherwise (but for the provisions of this Section 4) be in effect, and (b) the denominator is the Exercise Price in effect on the date of such exercise.

(b) Share Issuances. If the Company shall at any time prior to the exercise in full of this Warrant issue any shares of Common Stock or securities convertible into Common Stock to a person other than the Holder (except (i) pursuant to subsection 4(a) above; (ii) pursuant to options, warrants or other obligations to issue shares outstanding on the date hereof as disclosed to Holder in writing; (iii) pursuant to options that may be issued under any employee incentive stock option and/or any qualified stock option plan adopted by the Company; (iv) pursuant to securities issued to the original Holder on the date hereof; or (v) pursuant to securities issued in connection with acquisitions or strategic transactions the primary purpose of which is not raising capital, so long as, in the case of this clause (v), such shares of Common Stock so issued (or securities convertible into Common Stock so issued) are restricted and do not become freely or publicly traded in any respect prior to the two year anniversary of the issuance thereof) for a consideration per share (the "Offer Price") less than any Exercise Price in effect at the time of such issuance, then such Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, of which the denominator shall be the number of shares of the Common Stock (excluding treasury shares, if any) issued and outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of the Common Stock (excluding treasury shares, if any) issued and outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at the Exercise Price on the record date. For purposes hereof, the issuance of any security of the Borrower convertible into or exercisable or exchangeable for Common Stock shall result in an adjustment to the applicable Exercise Price at the time of issuance of such securities.

5. Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of the Warrant, the Company at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Exercise Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the holder of the Warrant and any Warrant agent of the Company (appointed pursuant to Section 11 hereof).

6. Reservation of Stock, Etc., Issuable on Exercise of Warrant. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrant, shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrant.

7. Assignment; Exchange of Warrant. Subject to compliance with applicable securities laws, this Warrant, and the rights evidenced hereby, may be transferred by any registered holder hereof (a "Transferor") in whole or in part. On the surrender for exchange of this Warrant, with the Transferor's endorsement in the form of Exhibit B attached hereto (the "Transferor Endorsement Form") and together with evidence reasonably satisfactory to the Company demonstrating compliance with applicable securities laws, which shall include, without limitation, a legal opinion from the Transferor's or company counsel that such transfer is exempt from the registration requirements of applicable securities laws, the Company at its expense but with payment by the Transferor of any applicable transfer taxes) will issue and deliver to or on the order of the Transferor thereof a new Warrant of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a "Transferee"), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered by the Transferor.

8. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

9. Registration Rights. The Holder of this Warrant has been granted certain registration rights by the Company. These registration rights are set forth in a Registration Rights Agreement entered into by the Company and Purchaser dated as of September 30, 2004, as amended, modified or supplemented from time to time.

10. Maximum Exercise. Notwithstanding anything contained herein to the contrary, the Holder shall not be entitled to convert, or be required to receive pursuant to the terms of this Warrant, an amount that would be convertible into that number of shares of Common Stock which, when added to the number of shares of Common Stock otherwise beneficially owned by such Holder including those issuable upon exercise of warrants held by such Holder would exceed 4.99% of the outstanding shares of Common Stock of the Company at the time of conversion. For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and Regulation 13d-3 thereunder. The conversion limitation described in this Section 3.2 shall automatically become null and void without any notice to the Company upon the occurrence and during the continuance beyond any applicable grace period of an Event of Default, or upon 75 days prior notice to the Company.

11. Warrant Agent. The Company may, by written notice to the each Holder of the Warrant, appoint an agent for the purpose of issuing Common Stock (or Other Securities) on the exercise of this Warrant pursuant to Section 1, exchanging this Warrant pursuant to Section 7, and replacing this Warrant pursuant to Section 8, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

12. Transfer on the Company's Books. Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

13. Notices, Etc. All notices and other communications from the Company to the Holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such Holder or, until any such Holder furnishes to the Company an address, then to, and at the address of, the last Holder of this Warrant who has so furnished an address to the Company.

14. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be governed by and construed in accordance with the laws of State of New York without regard to principles of conflicts of laws. Any action brought concerning the transactions contemplated by this Warrant shall be brought only in the state courts of New York or in the federal courts located in the state of New York; provided, however, that the Holder may choose to waive this provision and bring an action outside the state of New York. The Company agrees to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Warrant is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Warrant. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of

any other provision. The Company acknowledges that legal counsel participated in the preparation of this Warrant and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Warrant to favor any party against the other party.

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IN WITNESS WHEREOF, each of the Company and Laurus has caused this Amendment to the Loan Documents to be signed in its name effective as of this 30th day of April, 2003.

CREATIVE VISTAS, INC.

By: ____________________
Name:
Title:

LAURUS MASTER FUND, LTD.

By: ____________________
Name: Eugene Grin
Title: Director

**AMENDMENT NO. 2**

This AMENDMENT NO. 2 (this "**Amendment**"), dated as of April 30, 2005, is entered into by and between CREATIVE VISTAS, INC., an Arizona corporation (the "**Company**"), and LAURUS MASTER FUND, LTD., a Cayman Islands company ("**Laurus**"), for the purpose of amending the terms of (i) the Securities Purchase Agreement, dated as of September 30, 2004, by and between the Company and Laurus (as amended, modified and/or supplemented from time to time, the "**Securities Purchase Agreement**"), (ii) the Secured Convertible Term Note, dated September 30, 2004 (as amended, modified and/or supplemented from time to time, the "**Term Note**") issued by the Company pursuant to the Securities Purchase Agreement and (iii) the Registration Rights Agreement by and between the Company and Laurus, dated as of September 30, 2004 (as amended, modified and/or supplemented from time to time, the "**Registration Rights Agreement**" and, together with the Securities Purchase Agreement and the Term Note, the "**Loan Documents**"). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Securities Purchase Agreement.

WHEREAS, Laurus has agreed to postpone a scheduled principal payment in respect of the Term Note and, in consideration therefore and in consideration of the other agreements set forth herein, the receipt and sufficiency of which is hereby acknowledged, the Company has agreed to issue the Additional Warrant (as defined below) to Laurus;

WHEREAS, the Company and Laurus have agreed to make certain changes to the Term Note and the Registration Rights Agreement as set forth herein; and

NOW, THEREFORE, in consideration of the above, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Laurus and the Company hereby agree that the Company shall not be required to pay the Monthly Principal Amount due on the first business day of May 2005 (the "**Postponed Principal**"); provided that, the Postponed Principal shall be due and payable in full on the Maturity Date (as defined in the Term Note), together with all other amounts due and payable on such date under the Securities Purchase Agreement and the Related Agreements.

2. In consideration of Laurus' agreements contained in this Amendment, the Company hereby agrees to issue to Laurus the Warrant in the form attached hereto as Exhibit A (as amended, modified or supplemented from time to time, the "**Additional Warrant**")

3. Laurus and the Company hereby agree that the Additional Warrant shall be subject to the terms and conditions of the Registration Rights Agreement, provided that, (i) with respect to the New Warrant, the "Filing Date" under and as defined in the Registration Rights Agreement shall be a date no later than September 30, 2005 and (ii) the term "Warrants" under and as defined in the Registration Rights Agreement shall include the Additional Warrant.

4. Each amendment set forth herein shall be effective as of the date first above written (the "**Amendment Effective Date**") on the date when (i) each of the Company and Laurus shall have executed and the Company shall have delivered to Laurus its respective counterpart to this

Amendment and (ii) the Company shall have executed and delivered to Laurus the Additional Warrant.

5. Except as specifically set forth in this Amendment, there are no other amendments, modifications or waivers to the Loan Documents, and all of the other forms, terms and provisions of the Loan Documents remain in full force and effect.

6. The Company hereby represents and warrants to Laurus that (i) no Event of Default exists on the date hereof, after giving effect to this Amendment, (ii) on the date hereof, after giving effect to this Amendment, all representations, warranties and covenants made by the Company in connection with the Loan Documents are true, correct and complete and (iii) on the date hereof, after giving effect to this Amendment, all of the Company's and its Subsidiaries' covenant requirements have been met.

7. From and after the Amendment Effective Date, all references in the Loan Documents and in the other Related Agreements to the Securities Purchase Agreement, the Term Note and/or the Registration Rights Agreement shall be deemed to be references to the Securities Purchase Agreement, the Term Note and/or the Registration Rights Agreement, as the case may be, as modified hereby.

8. This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and their respective successors and permitted assigns. **THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.** This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

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IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.

CREATIVE VISTAS, INC.

WITNESS:

By:
Name: Sayan Navaratnam
Title: CEO

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO CREATIVE VISTAS, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

Right to Purchase 100,000 Shares of Common Stock of
Creative Vistas, Inc.
(subject to adjustment as provided herein)

**COMMON STOCK PURCHASE WARRANT**

No. ________________ Issue Date: April 30, 2005

CREATIVE VISTAS, INC., a corporation organized under the laws of the State of Arizona ("CVAS"), hereby certifies that, for value received, LAURUS MASTER FUND, LTD., or assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company (as defined herein) from and after the Issue Date of this Warrant and at any time or from time to time before 5:00 p.m., New York time, through the close of business April 30, 2012 (the "Expiration Date"), up to 100,000 fully paid and nonassessable shares of Common Stock (as hereinafter defined), no par value per share, at the applicable Exercise Price per share (as defined below). The number and character of such shares of Common Stock and the applicable Exercise Price per share are subject to adjustment as provided herein.

As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

(a) The term "Company" shall include CVAS and any corporation which shall succeed, or assume the obligations of, CVAS hereunder.

(b) The term "Common Stock" includes (i) the Company's Common Stock, par value 0.01 per share; and (ii) any other securities into which or for which any of the securities described in (i) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

(c) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of the Warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 4 or otherwise.

(d) The "Exercise Price" applicable under this Warrant shall be a price per share of Common Stock of $1.01.

1. Exercise of Warrant.

1.1 Number of Shares Issuable upon Exercise. From and after the date hereof through and including the Expiration Date, the Holder shall be entitled to receive, upon exercise of this Warrant in whole or in part, by delivery of an original or fax copy of an exercise notice in the form attached hereto as Exhibit A (the "Exercise Notice"), shares of Common Stock of the Company, subject to adjustment pursuant to Section 4.

1.2 Fair Market Value. For purposes hereof, the "Fair Market Value" of a share of Common Stock as of a particular date (the "Determination Date") shall mean:

(a) If the Company's Common Stock is traded on the American Stock Exchange or another national exchange or is quoted on the National or SmallCap Market of The Nasdaq Stock Market, Inc. ("Nasdaq"), then the closing or last sale price, respectively, reported for the last business day immediately preceding the Determination Date.

(b) If the Company's Common Stock is not traded on the American Stock Exchange or another national exchange or on the Nasdaq but is traded on the NASD OTC Bulletin Board or is listed on the "pink sheets", then the mean of the average of the closing bid and asked prices reported for the last business day immediately preceding the Determination Date.

(c) Except as provided in clause (d) below, if the Company's Common Stock is not publicly traded, then as the Holder and the Company agree or in the absence of agreement by arbitration in accordance with the rules then in effect of the American Arbitration Association, before a single arbitrator to be chosen from a panel of persons qualified by education and training to pass on the matter to be decided.

(d) If the Determination Date is the date of a liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Company's charter, then all amounts to be payable per share to holders of the Common Stock pursuant to the charter in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Common Stock in liquidation under the charter, assuming for the purposes of this clause (d) that all of the shares of Common Stock then issuable upon exercise of the Warrant are outstanding at the Determination Date.

1.3 Company Acknowledgment. The Company will, at the time of a partial exercise of the Warrant, upon the request of the holder hereof acknowledge in writing its continuing obligation to afford to such holder any rights to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder any such rights.

1.4 Trustee for Warrant Holders. In the event that a bank or trust company shall have been appointed as trustee for the holders of the Warrant pursuant to Subsection 3.2, such bank or trust company shall have all the powers and duties of a warrant agent (as hereinafter described) and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this Section 1.

2. Procedure for Exercise.

2.1 Delivery of Stock Certificates, Etc., on Exercise. The Company agrees that the shares of Common Stock purchased upon exercise of this Warrant shall be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares in accordance herewith. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within three (3) business days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such Holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then Fair Market Value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 1 or otherwise.

2.2 Exercise. Payment may be made either (i) in cash or by certified or official bank check payable to the order of the Company equal to the applicable aggregate Exercise Price, (ii) if there is not an effective registration statement covering the resale of the shares of Common Stock underlying this Warrant, by delivery of the Warrant, or shares of Common Stock and/or Common Stock receivable upon exercise of the Warrant in accordance with the immediately following sentence and the formula contained therein, or (iii) by a combination of any of the foregoing methods, for the number of shares of Common Stock specified in such Exercise Notice (as such exercise number shall be adjusted to reflect any adjustment in the total number of shares of Common Stock issuable to the Holder per the terms of this Warrant) and the Holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully-paid and non-assessable shares of Common Stock (or Other Securities) determined as provided herein. Notwithstanding any provisions herein to the contrary, if the Fair Market Value of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being exercised) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Exercise Notice in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

$$X=Y \quad \frac{(A-B)}{A}$$

Where X = the number of shares of Common Stock to be issued to the Holder

Y = the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such calculation)

A = the Fair Market Value of one share of the Company's Common Stock (at the date of such calculation)

B = Exercise Price (as adjusted to the date of such calculation)

3. Effect of Reorganization, Etc.; Adjustment of Exercise Price.

3.1 Reorganization, Consolidation, Merger, Etc. In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, as a condition to the consummation of such a transaction, proper and adequate provision shall be made by the Company whereby the Holder of this Warrant, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such Holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Section 4.

3.2 Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, concurrently with any distributions made to holders of its Common Stock, shall at its expense deliver or cause to be delivered to the Holder the stock and other securities and property (including cash, where applicable) receivable by the Holder of the Warrant pursuant to Section 3.1, or, if the Holder shall so instruct the Company, to a bank or trust company specified by the Holder and having its principal office in New York, NY as trustee for the Holder of the Warrant.

3.3 Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 3, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 4. In the event this Warrant does not continue in full force and effect after the consummation of the transactions described in this Section 3, then the Company's securities and property (including

cash, where applicable) receivable by the Holders of the Warrant will be delivered to Holder or the Trustee as contemplated by Section 3.2.

4. (a) Extraordinary Events Regarding Common Stock. In the event that the Company shall (a) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Exercise Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Exercise Price then in effect. The Exercise Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4. The number of shares of Common Stock that the holder of this Warrant shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive shall be increased to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 4) be issuable on such exercise by a fraction of which (a) the numerator is the Exercise Price that would otherwise (but for the provisions of this Section 4) be in effect, and (b) the denominator is the Exercise Price in effect on the date of such exercise.

(b) Share Issuances. If the Company shall at any time prior to the exercise in full of this Warrant issue any shares of Common Stock or securities convertible into Common Stock to a person other than the Holder (except (i) pursuant to subsection 4(a) above; (ii) pursuant to options, warrants or other obligations to issue shares outstanding on the date hereof as disclosed to Holder in writing; (iii) pursuant to options that may be issued under any employee incentive stock option and/or any qualified stock option plan adopted by the Company; (iv) pursuant to securities issued to the original Holder on the date hereof; or (v) pursuant to securities issued in connection with acquisitions or strategic transactions the primary purpose of which is not raising capital, so long as, in the case of this clause (v), such shares of Common Stock so issued (or securities convertible into Common Stock so issued) are restricted and do not become freely or publicly traded in any respect prior to the two year anniversary of the issuance thereof) for a consideration per share (the "Offer Price") less than any Exercise Price in effect at the time of such issuance, then such Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, of which the denominator shall be the number of shares of the Common Stock (excluding treasury shares, if any) issued and outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of the Common Stock (excluding treasury shares, if any) issued and outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at the Exercise Price on the record date. For purposes hereof, the issuance of any security of the Borrower convertible into or exercisable or exchangeable for Common Stock shall result in an adjustment to the applicable Exercise Price at the time of issuance of such securities.

5. Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of the Warrant, the Company at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Exercise Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the holder of the Warrant and any Warrant agent of the Company (appointed pursuant to Section 11 hereof).

6. Reservation of Stock, Etc., Issuable on Exercise of Warrant. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrant, shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrant.

7. Assignment; Exchange of Warrant. Subject to compliance with applicable securities laws, this Warrant, and the rights evidenced hereby, may be transferred by any registered holder hereof (a "Transferor") in whole or in part. On the surrender for exchange of this Warrant, with the Transferor's endorsement in the form of Exhibit B attached hereto (the "Transferor Endorsement Form") and together with evidence reasonably satisfactory to the Company demonstrating compliance with applicable securities laws, which shall include, without limitation, a legal opinion from the Transferor's or company counsel that such transfer is exempt from the registration requirements of applicable securities laws, the Company at its expense but with payment by the Transferor of any applicable transfer taxes) will issue and deliver to or on the order of the Transferor thereof a new Warrant of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a "Transferee"), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered by the Transferor.

8. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

9. Registration Rights. The Holder of this Warrant has been granted certain registration rights by the Company. These registration rights are set forth in a Registration Rights Agreement entered into by the Company and Purchaser dated as of September 30, 2004, as amended, modified or supplemented from time to time.

10. Maximum Exercise. Notwithstanding anything contained herein to the contrary, the Holder shall not be entitled to convert, or be required to receive pursuant to the terms of this Warrant, an amount that would be convertible into that number of shares of Common Stock which, when added to the number of shares of Common Stock otherwise beneficially owned by such Holder including those issuable upon exercise of warrants held by such Holder would exceed 4.99% of the outstanding shares of Common Stock of the Company at the time of conversion. For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and Regulation 13d-3 thereunder. The conversion limitation described in this Section 3.2 shall automatically become null and void without any notice to the Company upon the occurrence and during the continuance beyond any applicable grace period of an Event of Default, or upon 75 days prior notice to the Company.

11. Warrant Agent. The Company may, by written notice to the each Holder of the Warrant, appoint an agent for the purpose of issuing Common Stock (or Other Securities) on the exercise of this Warrant pursuant to Section 1, exchanging this Warrant pursuant to Section 7, and replacing this Warrant pursuant to Section 8, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

12. Transfer on the Company's Books. Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

13. Notices, Etc. All notices and other communications from the Company to the Holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such Holder or, until any such Holder furnishes to the Company an address, then to, and at the address of, the last Holder of this Warrant who has so furnished an address to the Company.

14. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be governed by and construed in accordance with the laws of State of New York without regard to principles of conflicts of laws. Any action brought concerning the transactions contemplated by this Warrant shall be brought only in the state courts of New York or in the federal courts located in the state of New York; provided, however, that the Holder may choose to waive this provision and bring an action outside the state of New York. The Company agrees to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Warrant is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Warrant. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of

any other provision. The Company acknowledges that legal counsel participated in the preparation of this Warrant and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Warrant to favor any party against the other party.

**[BALANCE OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS.]**

IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.

CREATIVE VISTAS, INC.

WITNESS:

By: [signature]
Name: Sayan Navaratnam
Title: CEO

[signature]
Heung Hung Lee
CFO
Creative Vistas, Inc.

**EXHIBIT A**

**FORM OF SUBSCRIPTION**
(To Be Signed Only On Exercise Of Warrant)

TO: Creative Vistas, Inc.

Attention: Chief Financial Officer

The undersigned, pursuant to the provisions set forth in the attached Warrant (No.____), hereby irrevocably elects to purchase (check applicable box):

_______ ________ shares of the Common Stock covered by such Warrant; or

_______ the maximum number of shares of Common Stock covered by such Warrant pursuant to the cashless exercise procedure set forth in Section 2.

The undersigned herewith makes payment of the full Exercise Price for such shares at the price per share provided for in such Warrant, which is $__________. Such payment takes the form of (check applicable box or boxes):

_______ $_________ in lawful money of the United States; and/or

_______ the cancellation of such portion of the attached Warrant as is exercisable for a total of ______ shares of Common Stock (using a Fair Market Value of $______ per share for purposes of this calculation); and/or

_______ the cancellation of such number of shares of Common Stock as is necessary, in accordance with the formula set forth in Section 2.2, to exercise this Warrant with respect to the maximum number of shares of Common Stock purchasable pursuant to the cashless exercise procedure set forth in Section 2.

The undersigned requests that the certificates for such shares be issued in the name of, and delivered to ________________________________________ whose address is ________________________________________________________________.

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Securities Act") or pursuant to an exemption from registration under the Securities Act.

Dated: ____________________ ______________________________
(Signature must conform to name of holder as specified on the face of the Warrant)

Address: ____________________________

____________________________

**EXHIBIT B**

**FORM OF TRANSFEROR ENDORSEMENT**
(To Be Signed Only On Transfer Of Warrant)

For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading "Transferees" the right represented by the within Warrant to purchase the percentage and number of shares of Common Stock of Creative Vistas, Inc. into which the within Warrant relates specified under the headings "Percentage Transferred" and "Number Transferred," respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of Creative Vistas, Inc. with full power of substitution in the premises.

| Transferees | Address | Percentage Transferred | Number Transferred |
|---|---|---|---|
| ______________ | ______________ | ________ | ________ |
| ______________ | ______________ | ________ | ________ |
| ______________ | ______________ | ________ | ________ |
| ______________ | ______________ | ________ | ________ |

Dated: ______________

______________________________
(Signature must conform to name of holder as specified on the face of the Warrant)

Address: ______________________
______________________

SIGNED IN THE PRESENCE OF:

______________________________
(Name)

ACCEPTED AND AGREED:
[TRANSFEREE]

______________________________
(Name)

**AMENDMENT NO. 3**

This AMENDMENT NO. 3 (this "**Amendment**"), dated as of May 31, 2005, is entered into by and between CREATIVE VISTAS, INC., an Arizona corporation (the "**Company**"), and LAURUS MASTER FUND, LTD., a Cayman Islands company ("**Laurus**"), for the purpose of amending the terms of (i) the Securities Purchase Agreement, dated as of September 30, 2004, by and between the Company and Laurus (as amended, modified and/or supplemented from time to time, the "**Securities Purchase Agreement**"), (ii) the Secured Convertible Term Note, dated September 30, 2004 (as amended, modified and/or supplemented from time to time, the "**Term Note**") issued by the Company pursuant to the Securities Purchase Agreement and (iii) the Registration Rights Agreement by and between the Company and Laurus, dated as of September 30, 2004 (as amended, modified and/or supplemented from time to time, the "**Registration Rights Agreement**" and, together with the Securities Purchase Agreement and the Term Note, the "**Loan Documents**"). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Securities Purchase Agreement.

WHEREAS, Laurus has agreed to postpone a scheduled principal payment in respect of the Term Note and, in consideration therefore and in consideration of the other agreements set forth herein, the receipt and sufficiency of which is hereby acknowledged, the Company has agreed to issue the Additional Warrant (as defined below) to Laurus;

WHEREAS, the Company and Laurus have agreed to make certain changes to the Term Note and the Registration Rights Agreement as set forth herein; and

NOW, THEREFORE, in consideration of the above, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Laurus and the Company hereby agree that the Company shall not be required to pay the Monthly Principal Amount (as defined in the Term Note) due on the first business day of June 2005 (the "**Postponed Principal**"); provided that, the Postponed Principal shall be due and payable in full on the Maturity Date (as defined in the Term Note), together with all other amounts due and payable on such date under the Securities Purchase Agreement and the Related Agreements.

2. In consideration of Laurus' agreements contained in this Amendment, the Company hereby agrees to issue to Laurus the Warrant in the form attached hereto as Exhibit A (as amended, modified or supplemented from time to time, the "**Additional Warrant**")

3. Laurus and the Company hereby agree that the Additional Warrant shall be subject to the terms and conditions of the Registration Rights Agreement, provided that, (i) with respect to the Additional Warrant, the "Filing Date" under and as defined in the Registration Rights Agreement shall be a date no later than September 30, 2005 and (ii) the term "Warrants" under and as defined in the Registration Rights Agreement shall include the Additional Warrant.

4. Each amendment set forth herein shall be effective as of the date first above written (the "**Amendment Effective Date**") on the date when (i) each of the Company and Laurus shall

have executed and the Company shall have delivered to Laurus its respective counterpart to this Amendment and (ii) the Company shall have executed and delivered to Laurus the Additional Warrant.

5. Except as specifically set forth in this Amendment, there are no other amendments, modifications or waivers to the Loan Documents, and all of the other forms, terms and provisions of the Loan Documents remain in full force and effect.

6. The Company hereby represents and warrants to Laurus that (i) no Event of Default (as defined in the Term Note) exists on the date hereof, after giving effect to this Amendment, (ii) on the date hereof, after giving effect to this Amendment, all representations, warranties and covenants made by the Company in connection with the Loan Documents are true, correct and complete and (iii) on the date hereof, after giving effect to this Amendment, all of the Company's and its Subsidiaries' covenant requirements have been met.

7. From and after the Amendment Effective Date, all references in the Loan Documents and in the other Related Agreements to the Securities Purchase Agreement, the Term Note and/or the Registration Rights Agreement shall be deemed to be references to the Securities Purchase Agreement, the Term Note and/or the Registration Rights Agreement, as the case may be, as modified hereby.

8. This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and their respective successors and permitted assigns. **THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.** This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

**[The remainder of this page is intentionally left blank]**

IN WITNESS WHEREOF, each of the Company and Laurus has caused this Amendment to the Loan Documents to be signed in its name effective as of this 31st day of May, 2005.

**CREATIVE VISTAS, INC.**

By: ______________________________
Name:
Title:

**LAURUS MASTER FUND, LTD.**

By: ______________________________
Name: Eugene Grin
Title: Director

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO CREATIVE VISTAS, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

Right to Purchase 100,000 Shares of Common Stock of
Creative Vistas, Inc.
(subject to adjustment as provided herein)

**COMMON STOCK PURCHASE WARRANT**

No. _______________ Issue Date: May 31, 2005

CREATIVE VISTAS, INC., a corporation organized under the laws of the State of Arizona ("CVAS"), hereby certifies that, for value received, LAURUS MASTER FUND, LTD., or assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company (as defined herein) from and after the Issue Date of this Warrant and at any time or from time to time before 5:00 p.m., New York time, through the close of business May 31, 2012 (the "Expiration Date"), up to 100,000 fully paid and nonassessable shares of Common Stock (as hereinafter defined), no par value per share, at the applicable Exercise Price per share (as defined below). The number and character of such shares of Common Stock and the applicable Exercise Price per share are subject to adjustment as provided herein.

As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

(a) The term "Company" shall include CVAS and any corporation which shall succeed, or assume the obligations of, CVAS hereunder.

(b) The term "Common Stock" includes (i) the Company's Common Stock, par value 0.01 per share; and (ii) any other securities into which or for which any of the securities described in (i) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

(c) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of the Warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 4 or otherwise.

(d) The "Exercise Price" applicable under this Warrant shall be a price per share of Common Stock of $1.01.

1. Exercise of Warrant.

1.1 Number of Shares Issuable upon Exercise. From and after the date hereof through and including the Expiration Date, the Holder shall be entitled to receive, upon exercise of this Warrant in whole or in part, by delivery of an original or fax copy of an exercise notice in the form attached hereto as Exhibit A (the "Exercise Notice"), shares of Common Stock of the Company, subject to adjustment pursuant to Section 4.

1.2 Fair Market Value. For purposes hereof, the "Fair Market Value" of a share of Common Stock as of a particular date (the "Determination Date") shall mean:

(a) If the Company's Common Stock is traded on the American Stock Exchange or another national exchange or is quoted on the National or SmallCap Market of The Nasdaq Stock Market, Inc. ("Nasdaq"), then the closing or last sale price, respectively, reported for the last business day immediately preceding the Determination Date.

(b) If the Company's Common Stock is not traded on the American Stock Exchange or another national exchange or on the Nasdaq but is traded on the NASD OTC Bulletin Board or is listed on the "pink sheets", then the mean of the average of the closing bid and asked prices reported for the last business day immediately preceding the Determination Date.

(c) Except as provided in clause (d) below, if the Company's Common Stock is not publicly traded, then as the Holder and the Company agree or in the absence of agreement by arbitration in accordance with the rules then in effect of the American Arbitration Association, before a single arbitrator to be chosen from a panel of persons qualified by education and training to pass on the matter to be decided.

(d) If the Determination Date is the date of a liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Company's charter, then all amounts to be payable per share to holders of the Common Stock pursuant to the charter in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Common Stock in liquidation under the charter, assuming for the purposes of this clause (d) that all of the shares of Common Stock then issuable upon exercise of the Warrant are outstanding at the Determination Date.

1.3 Company Acknowledgment. The Company will, at the time of a partial exercise of the Warrant, upon the request of the holder hereof acknowledge in writing its continuing obligation to afford to such holder any rights to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder any such rights.

1.4 Trustee for Warrant Holders. In the event that a bank or trust company shall have been appointed as trustee for the holders of the Warrant pursuant to Subsection 3.2, such bank or trust company shall have all the powers and duties of a warrant agent (as hereinafter described) and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this Section 1.

2. Procedure for Exercise.

2.1 Delivery of Stock Certificates, Etc., on Exercise. The Company agrees that the shares of Common Stock purchased upon exercise of this Warrant shall be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares in accordance herewith. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within three (3) business days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such Holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then Fair Market Value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 1 or otherwise.

2.2 Exercise. Payment may be made either (i) in cash or by certified or official bank check payable to the order of the Company equal to the applicable aggregate Exercise Price, (ii) if there is not an effective registration statement covering the resale of the shares of Common Stock underlying this Warrant, by delivery of the Warrant, or shares of Common Stock and/or Common Stock receivable upon exercise of the Warrant in accordance with the immediately following sentence and the formula contained therein, or (iii) by a combination of any of the foregoing methods, for the number of shares of Common Stock specified in such Exercise Notice (as such exercise number shall be adjusted to reflect any adjustment in the total number of shares of Common Stock issuable to the Holder per the terms of this Warrant) and the Holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully-paid and non-assessable shares of Common Stock (or Other Securities) determined as provided herein. Notwithstanding any provisions herein to the contrary, if the Fair Market Value of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being exercised) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Exercise Notice in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

$$X = Y \frac{(A-B)}{A}$$

| | |
|---|---|
| Where X = | the number of shares of Common Stock to be issued to the Holder |
| Y = | the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such calculation) |
| A = | the Fair Market Value of one share of the Company's Common Stock (at the date of such calculation) |
| B = | Exercise Price (as adjusted to the date of such calculation) |

3. Effect of Reorganization, Etc.; Adjustment of Exercise Price.

3.1 Reorganization, Consolidation, Merger, Etc. In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, as a condition to the consummation of such a transaction, proper and adequate provision shall be made by the Company whereby the Holder of this Warrant, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such Holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Section 4.

3.2 Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, concurrently with any distributions made to holders of its Common Stock, shall at its expense deliver or cause to be delivered to the Holder the stock and other securities and property (including cash, where applicable) receivable by the Holder of the Warrant pursuant to Section 3.1, or, if the Holder shall so instruct the Company, to a bank or trust company specified by the Holder and having its principal office in New York, NY as trustee for the Holder of the Warrant.

3.3 Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 3, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 4. In the event this Warrant does not continue in full force and effect after the consummation of the transactions described in this Section 3, then the Company's securities and property (including

cash, where applicable) receivable by the Holders of the Warrant will be delivered to Holder or the Trustee as contemplated by Section 3.2.

4. (a) Extraordinary Events Regarding Common Stock. In the event that the Company shall (a) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Exercise Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Exercise Price then in effect. The Exercise Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4. The number of shares of Common Stock that the holder of this Warrant shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive shall be increased to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 4) be issuable on such exercise by a fraction of which (a) the numerator is the Exercise Price that would otherwise (but for the provisions of this Section 4) be in effect, and (b) the denominator is the Exercise Price in effect on the date of such exercise.

(b) Share Issuances. If the Company shall at any time prior to the exercise in full of this Warrant issue any shares of Common Stock or securities convertible into Common Stock to a person other than the Holder (except (i) pursuant to subsection 4(a) above; (ii) pursuant to options, warrants or other obligations to issue shares outstanding on the date hereof as disclosed to Holder in writing; (iii) pursuant to options that may be issued under any employee incentive stock option and/or any qualified stock option plan adopted by the Company; (iv) pursuant to securities issued to the original Holder on the date hereof; or (v) pursuant to securities issued in connection with acquisitions or strategic transactions the primary purpose of which is not raising capital, so long as, in the case of this clause (v), such shares of Common Stock so issued (or securities convertible into Common Stock so issued) are restricted and do not become freely or publicly traded in any respect prior to the two year anniversary of the issuance thereof) for a consideration per share (the "Offer Price") less than any Exercise Price in effect at the time of such issuance, then such Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, of which the denominator shall be the number of shares of the Common Stock (excluding treasury shares, if any) issued and outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of the Common Stock (excluding treasury shares, if any) issued and outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at the Exercise Price on the record date. For purposes hereof, the issuance of any security of the Borrower convertible into or exercisable or exchangeable for Common Stock shall result in an adjustment to the applicable Exercise Price at the time of issuance of such securities.

5. Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of the Warrant, the Company at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Exercise Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the holder of the Warrant and any Warrant agent of the Company (appointed pursuant to Section 11 hereof).

6. Reservation of Stock, Etc., Issuable on Exercise of Warrant. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrant, shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrant.

7. Assignment; Exchange of Warrant. Subject to compliance with applicable securities laws, this Warrant, and the rights evidenced hereby, may be transferred by any registered holder hereof (a "Transferor") in whole or in part. On the surrender for exchange of this Warrant, with the Transferor's endorsement in the form of Exhibit B attached hereto (the "Transferor Endorsement Form") and together with evidence reasonably satisfactory to the Company demonstrating compliance with applicable securities laws, which shall include, without limitation, a legal opinion from the Transferor's or company counsel that such transfer is exempt from the registration requirements of applicable securities laws, the Company at its expense but with payment by the Transferor of any applicable transfer taxes) will issue and deliver to or on the order of the Transferor thereof a new Warrant of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a "Transferee"), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered by the Transferor.

8. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

9. Registration Rights. The Holder of this Warrant has been granted certain registration rights by the Company. These registration rights are set forth in a Registration Rights Agreement entered into by the Company and Purchaser dated as of September 30, 2004, as amended, modified or supplemented from time to time.

10. Maximum Exercise. Notwithstanding anything contained herein to the contrary, the Holder shall not be entitled to convert, or be required to receive pursuant to the terms of this Warrant, an amount that would be convertible into that number of shares of Common Stock which, when added to the number of shares of Common Stock otherwise beneficially owned by such Holder including those issuable upon exercise of warrants held by such Holder would exceed 4.99% of the outstanding shares of Common Stock of the Company at the time of conversion. For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and Regulation 13d-3 thereunder. The conversion limitation described in this Section 3.2 shall automatically become null and void without any notice to the Company upon the occurrence and during the continuance beyond any applicable grace period of an Event of Default under and as defined in that certain Secured Convertible Term Note, dated September 30, 2004 issued by the Company to the Holder, as amended, modified or supplemented from time to time, or upon 75 days prior notice to the Company.

11. Warrant Agent. The Company may, by written notice to the each Holder of the Warrant, appoint an agent for the purpose of issuing Common Stock (or Other Securities) on the exercise of this Warrant pursuant to Section 1, exchanging this Warrant pursuant to Section 7, and replacing this Warrant pursuant to Section 8, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

12. Transfer on the Company's Books. Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

13. Notices, Etc. All notices and other communications from the Company to the Holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such Holder or, until any such Holder furnishes to the Company an address, then to, and at the address of, the last Holder of this Warrant who has so furnished an address to the Company.

14. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be governed by and construed in accordance with the laws of State of New York without regard to principles of conflicts of laws. Any action brought concerning the transactions contemplated by this Warrant shall be brought only in the state courts of New York or in the federal courts located in the state of New York; provided, however, that the Holder may choose to waive this provision and bring an action outside the state of New York. The Company agrees to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Warrant is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Warrant. The headings in this Warrant are for purposes of

reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision. The Company acknowledges that legal counsel participated in the preparation of this Warrant and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Warrant to favor any party against the other party.

**[BALANCE OF PAGE INTENTIONALLY LEFT BLANK;
SIGNATURE PAGE FOLLOWS.]**

IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.

CREATIVE VISTAS, INC.

WITNESS:

[signature]

HEUNG HWAN LEE, CFO

By: [signature]

Name: SAYAN NAVARATNAM

Title: CEO

**EXHIBIT A**

**FORM OF SUBSCRIPTION**
(To Be Signed Only On Exercise Of Warrant)

TO: Creative Vistas, Inc.

Attention: Chief Financial Officer

The undersigned, pursuant to the provisions set forth in the attached Warrant (No.____), hereby irrevocably elects to purchase (check applicable box):

______ ________ shares of the Common Stock covered by such Warrant; or

______ the maximum number of shares of Common Stock covered by such Warrant pursuant to the cashless exercise procedure set forth in Section 2.

The undersigned herewith makes payment of the full Exercise Price for such shares at the price per share provided for in such Warrant, which is $__________. Such payment takes the form of (check applicable box or boxes):

______ $_________ in lawful money of the United States; and/or

______ the cancellation of such portion of the attached Warrant as is exercisable for a total of ______ shares of Common Stock (using a Fair Market Value of $_______ per share for purposes of this calculation); and/or

______ the cancellation of such number of shares of Common Stock as is necessary, in accordance with the formula set forth in Section 2.2, to exercise this Warrant with respect to the maximum number of shares of Common Stock purchasable pursuant to the cashless exercise procedure set forth in Section 2.

The undersigned requests that the certificates for such shares be issued in the name of, and delivered to ____________________________________ whose address is ____________________________________________________.

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Securities Act") or pursuant to an exemption from registration under the Securities Act.

Dated: ____________________

____________________________________
(Signature must conform to name of holder as specified on the face of the Warrant)

Address: ____________________________
____________________________

**EXHIBIT B**

**FORM OF TRANSFEROR ENDORSEMENT**
(To Be Signed Only On Transfer Of Warrant)

For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading "Transferees" the right represented by the within Warrant to purchase the percentage and number of shares of Common Stock of Creative Vistas, Inc. into which the within Warrant relates specified under the headings "Percentage Transferred" and "Number Transferred," respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of Creative Vistas, Inc. with full power of substitution in the premises.

| Transferees | Address | Percentage Transferred | Number Transferred |
|---|---|---|---|
| ____________ | ____________ | ________ | ________ |
| ____________ | ____________ | ________ | ________ |
| ____________ | ____________ | ________ | ________ |
| ____________ | ____________ | ________ | ________ |

Dated: ____________________

____________________________
(Signature must conform to name of holder as specified on the face of the Warrant)

Address: ____________________
____________________

SIGNED IN THE PRESENCE OF:

____________________________
(Name)

ACCEPTED AND AGREED:
[TRANSFEREE]

____________________________
(Name)

**AMENDMENT NO. 4**

This AMENDMENT NO. 4 (this "**Amendment**"), dated as of June 30, 2005, is entered into by and between CREATIVE VISTAS, INC., an Arizona corporation (the "**Company**"), and LAURUS MASTER FUND, LTD., a Cayman Islands company ("**Laurus**"), for the purpose of amending the terms of (i) the Securities Purchase Agreement, dated as of September 30, 2004, by and between the Company and Laurus (as amended, modified and/or supplemented from time to time, the "**Securities Purchase Agreement**"), (ii) the Secured Convertible Term Note, dated September 30, 2004 (as amended, modified and/or supplemented from time to time, the "**Term Note**") issued by the Company pursuant to the Securities Purchase Agreement and (iii) the Registration Rights Agreement by and between the Company and Laurus, dated as of September 30, 2004 (as amended, modified and/or supplemented from time to time, the "**Registration Rights Agreement**" and, together with the Securities Purchase Agreement and the Term Note, the "**Loan Documents**"). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Securities Purchase Agreement.

WHEREAS, Laurus has agreed to postpone a scheduled principal payment in respect of the Term Note and, in consideration therefore and in consideration of the other agreements set forth herein, the receipt and sufficiency of which is hereby acknowledged, the Company has agreed to issue the Additional Warrant (as defined below) to Laurus;

WHEREAS, the Company and Laurus have agreed to make certain changes to the Term Note and the Registration Rights Agreement as set forth herein; and

NOW, THEREFORE, in consideration of the above, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Laurus and the Company hereby agree that the Company shall not be required to pay the Monthly Principal Amount (as defined in the Term Note) due on the first business day of July 2005 (the "**Postponed Principal**"); provided that, the Postponed Principal shall be due and payable in full on the Maturity Date (as defined in the Term Note), together with all other amounts due and payable on such date under the Securities Purchase Agreement and the Related Agreements.

2. In consideration of Laurus' agreements contained in this Amendment, the Company hereby agrees to issue to Laurus the Warrant in the form attached hereto as Exhibit A (as amended, modified or supplemented from time to time, the "**Additional Warrant**")

3. Laurus and the Company hereby agree that the Additional Warrant shall be subject to the terms and conditions of the Registration Rights Agreement, provided that, (i) with respect to the Additional Warrant, the "Filing Date" under and as defined in the Registration Rights Agreement shall be a date no later than September 30, 2005 and (ii) the term "Warrants" under and as defined in the Registration Rights Agreement shall include the Additional Warrant.

4. Each amendment set forth herein shall be effective as of the date first above written (the "**Amendment Effective Date**") on the date when (i) each of the Company and Laurus shall

have executed and the Company shall have delivered to Laurus its respective counterpart to this Amendment and (ii) the Company shall have executed and delivered to Laurus the Additional Warrant.

5. For the avoidance of doubt, the Company and Laurus hereby agree that each reference to an "Event of Default" set forth in any warrant issued by the Company to Laurus prior to the date hereof shall be a reference to an "Event of Default" under, and as defined in, the Term Note.

6. Except as specifically set forth in this Amendment, there are no other amendments, modifications or waivers to the Loan Documents, and all of the other forms, terms and provisions of the Loan Documents remain in full force and effect.

7. The Company hereby represents and warrants to Laurus that (i) no Event of Default (as defined in the Term Note) exists on the date hereof, after giving effect to this Amendment, (ii) on the date hereof, after giving effect to this Amendment, all representations, warranties and covenants made by the Company in connection with the Loan Documents are true, correct and complete and (iii) on the date hereof, after giving effect to this Amendment, all of the Company's and its Subsidiaries' covenant requirements have been met.

8. From and after the Amendment Effective Date, all references in the Loan Documents and in the other Related Agreements to the Securities Purchase Agreement, the Term Note and/or the Registration Rights Agreement shall be deemed to be references to the Securities Purchase Agreement, the Term Note and/or the Registration Rights Agreement, as the case may be, as modified hereby.

9. This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and their respective successors and permitted assigns. **THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.** This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

**[The remainder of this page is intentionally left blank]**

IN WITNESS WHEREOF, each of the Company and Laurus has caused this Amendment to the Loan Documents to be signed in its name effective as of this 30th day of June, 2005.

**CREATIVE VISTAS, INC.**

By:______________________
Name: Sayan N SAYAN NAVARATNAM
Title: CEO

**LAURUS MASTER FUND, LTD.**

By:______________________
Name: Eugene Grin
Title: Director

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO CREATIVE VISTAS, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

Right to Purchase 100,000 Shares of Common Stock of
Creative Vistas, Inc.
(subject to adjustment as provided herein)

**COMMON STOCK PURCHASE WARRANT**

No.________________ Issue Date: June 30, 2005

CREATIVE VISTAS, INC., a corporation organized under the laws of the State of Arizona ("CVAS"), hereby certifies that, for value received, LAURUS MASTER FUND, LTD., or assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company (as defined herein) from and after the Issue Date of this Warrant and at any time or from time to time before 5:00 p.m., New York time, through the close of business June 30, 2012 (the "Expiration Date"), up to 100,000 fully paid and nonassessable shares of Common Stock (as hereinafter defined), no par value per share, at the applicable Exercise Price per share (as defined below). The number and character of such shares of Common Stock and the applicable Exercise Price per share are subject to adjustment as provided herein.

As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

(a) The term "Company" shall include CVAS and any corporation which shall succeed, or assume the obligations of, CVAS hereunder.

(b) The term "Common Stock" includes (i) the Company's Common Stock, par value $0.01 per share; and (ii) any other securities into which or for which any of the securities described in (i) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

(c) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of the Warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 4 or otherwise.

(d) The "Exercise Price" applicable under this Warrant shall be a price per share of Common Stock of $0.90.

1. Exercise of Warrant.

1.1 Number of Shares Issuable upon Exercise. From and after the date hereof through and including the Expiration Date, the Holder shall be entitled to receive, upon exercise of this Warrant in whole or in part, by delivery of an original or fax copy of an exercise notice in the form attached hereto as Exhibit A (the "Exercise Notice"), shares of Common Stock of the Company, subject to adjustment pursuant to Section 4.

1.2 Fair Market Value. For purposes hereof, the "Fair Market Value" of a share of Common Stock as of a particular date (the "Determination Date") shall mean:

(a) If the Company's Common Stock is traded on the American Stock Exchange or another national exchange or is quoted on the National or SmallCap Market of The Nasdaq Stock Market, Inc. ("Nasdaq"), then the closing or last sale price, respectively, reported for the last business day immediately preceding the Determination Date.

(b) If the Company's Common Stock is not traded on the American Stock Exchange or another national exchange or on the Nasdaq but is traded on the NASD OTC Bulletin Board or is listed on the "pink sheets", then the mean of the average of the closing bid and asked prices reported for the last business day immediately preceding the Determination Date.

(c) Except as provided in clause (d) below, if the Company's Common Stock is not publicly traded, then as the Holder and the Company agree or in the absence of agreement by arbitration in accordance with the rules then in effect of the American Arbitration Association, before a single arbitrator to be chosen from a panel of persons qualified by education and training to pass on the matter to be decided.

(d) If the Determination Date is the date of a liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Company's charter, then all amounts to be payable per share to holders of the Common Stock pursuant to the charter in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Common Stock in liquidation under the charter, assuming for the purposes of this clause (d) that all of the shares of Common Stock then issuable upon exercise of the Warrant are outstanding at the Determination Date.

1.3 Company Acknowledgment. The Company will, at the time of a partial exercise of the Warrant, upon the request of the holder hereof acknowledge in writing its continuing obligation to afford to such holder any rights to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder any such rights.

1.4 Trustee for Warrant Holders. In the event that a bank or trust company shall have been appointed as trustee for the holders of the Warrant pursuant to Subsection 3.2, such bank or trust company shall have all the powers and duties of a warrant agent (as hereinafter described) and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this Section 1.

2. Procedure for Exercise.

2.1 Delivery of Stock Certificates, Etc., on Exercise. The Company agrees that the shares of Common Stock purchased upon exercise of this Warrant shall be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares in accordance herewith. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within three (3) business days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such Holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then Fair Market Value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 1 or otherwise.

2.2 Exercise. Payment may be made either (i) in cash or by certified or official bank check payable to the order of the Company equal to the applicable aggregate Exercise Price, (ii) if there is not an effective registration statement covering the resale of the shares of Common Stock underlying this Warrant, by delivery of the Warrant, or shares of Common Stock and/or Common Stock receivable upon exercise of the Warrant in accordance with the immediately following sentence and the formula contained therein, or (iii) by a combination of any of the foregoing methods, for the number of shares of Common Stock specified in such Exercise Notice (as such exercise number shall be adjusted to reflect any adjustment in the total number of shares of Common Stock issuable to the Holder per the terms of this Warrant) and the Holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully-paid and non-assessable shares of Common Stock (or Other Securities) determined as provided herein. Notwithstanding any provisions herein to the contrary, if the Fair Market Value of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being exercised) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Exercise Notice in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

$$X=Y \frac{(A-B)}{A}$$

| | |
|---|---|
| Where X = | the number of shares of Common Stock to be issued to the Holder |
| Y = | the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such calculation) |
| A = | the Fair Market Value of one share of the Company's Common Stock (at the date of such calculation) |
| B = | Exercise Price (as adjusted to the date of such calculation) |

3. <u>Effect of Reorganization, Etc.; Adjustment of Exercise Price.</u>

3.1 <u>Reorganization, Consolidation, Merger, Etc</u>. In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, as a condition to the consummation of such a transaction, proper and adequate provision shall be made by the Company whereby the Holder of this Warrant, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such Holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Section 4.

3.2 <u>Dissolution</u>. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, concurrently with any distributions made to holders of its Common Stock, shall at its expense deliver or cause to be delivered to the Holder the stock and other securities and property (including cash, where applicable) receivable by the Holder of the Warrant pursuant to Section 3.1, or, if the Holder shall so instruct the Company, to a bank or trust company specified by the Holder and having its principal office in New York, NY as trustee for the Holder of the Warrant.

3.3 <u>Continuation of Terms</u>. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 3, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 4. In the event this Warrant does not continue in full force and effect after the consummation of the transactions described in this Section 3, then the Company's securities and property (including

cash, where applicable) receivable by the Holders of the Warrant will be delivered to Holder or the Trustee as contemplated by Section 3.2.

4. (a) Extraordinary Events Regarding Common Stock. In the event that the Company shall (a) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Exercise Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Exercise Price then in effect. The Exercise Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4. The number of shares of Common Stock that the holder of this Warrant shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive shall be increased to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 4) be issuable on such exercise by a fraction of which (a) the numerator is the Exercise Price that would otherwise (but for the provisions of this Section 4) be in effect, and (b) the denominator is the Exercise Price in effect on the date of such exercise.

(b) Share Issuances. If the Company shall at any time prior to the exercise in full of this Warrant issue any shares of Common Stock or securities convertible into Common Stock to a person other than the Holder (except (i) pursuant to subsection 4(a) above; (ii) pursuant to options, warrants or other obligations to issue shares outstanding on the date hereof as disclosed to Holder in writing; (iii) pursuant to options that may be issued under any employee incentive stock option and/or any qualified stock option plan adopted by the Company; (iv) pursuant to securities issued to the original Holder on the date hereof; or (v) pursuant to securities issued in connection with acquisitions or strategic transactions the primary purpose of which is not raising capital, so long as, in the case of this clause (v), such shares of Common Stock so issued (or securities convertible into Common Stock so issued) are restricted and do not become freely or publicly traded in any respect prior to the two year anniversary of the issuance thereof) for a consideration per share (the "Offer Price") less than any Exercise Price in effect at the time of such issuance, then such Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, of which the denominator shall be the number of shares of the Common Stock (excluding treasury shares, if any) issued and outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of the Common Stock (excluding treasury shares, if any) issued and outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at the Exercise Price on the record date. For purposes hereof, the issuance of any security of the Borrower convertible into or exercisable or exchangeable for Common Stock shall result in an adjustment to the applicable Exercise Price at the time of issuance of such securities.

5. Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of the Warrant, the Company at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Exercise Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the holder of the Warrant and any Warrant agent of the Company (appointed pursuant to Section 11 hereof).

6. Reservation of Stock, Etc., Issuable on Exercise of Warrant. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrant, shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrant.

7. Assignment; Exchange of Warrant. Subject to compliance with applicable securities laws, this Warrant, and the rights evidenced hereby, may be transferred by any registered holder hereof (a "Transferor") in whole or in part. On the surrender for exchange of this Warrant, with the Transferor's endorsement in the form of Exhibit B attached hereto (the "Transferor Endorsement Form") and together with evidence reasonably satisfactory to the Company demonstrating compliance with applicable securities laws, which shall include, without limitation, a legal opinion from the Transferor's or company counsel that such transfer is exempt from the registration requirements of applicable securities laws, the Company at its expense but with payment by the Transferor of any applicable transfer taxes) will issue and deliver to or on the order of the Transferor thereof a new Warrant of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a "Transferee"), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered by the Transferor.

8. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

9. Registration Rights. The Holder of this Warrant has been granted certain registration rights by the Company. These registration rights are set forth in a Registration Rights Agreement entered into by the Company and Purchaser dated as of September 30, 2004, as amended, modified or supplemented from time to time.

10. Maximum Exercise. Notwithstanding anything contained herein to the contrary, the Holder shall not be entitled to convert, or be required to receive pursuant to the terms of this Warrant, an amount that would be convertible into that number of shares of Common Stock which, when added to the number of shares of Common Stock otherwise beneficially owned by such Holder including those issuable upon exercise of warrants held by such Holder would exceed 4.99% of the outstanding shares of Common Stock of the Company at the time of conversion. For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and Regulation 13d-3 thereunder. The conversion limitation described in this Section 3.2 shall automatically become null and void without any notice to the Company upon the occurrence and during the continuance beyond any applicable grace period of an Event of Default under and as defined in that certain Secured Convertible Term Note, dated September 30, 2004 issued by the Company to the Holder, as amended, modified or supplemented from time to time, or upon 75 days prior notice to the Company.

11. Warrant Agent. The Company may, by written notice to the each Holder of the Warrant, appoint an agent for the purpose of issuing Common Stock (or Other Securities) on the exercise of this Warrant pursuant to Section 1, exchanging this Warrant pursuant to Section 7, and replacing this Warrant pursuant to Section 8, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

12. Transfer on the Company's Books. Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

13. Notices, Etc. All notices and other communications from the Company to the Holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such Holder or, until any such Holder furnishes to the Company an address, then to, and at the address of, the last Holder of this Warrant who has so furnished an address to the Company.

14. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be governed by and construed in accordance with the laws of State of New York without regard to principles of conflicts of laws. Any action brought concerning the transactions contemplated by this Warrant shall be brought only in the state courts of New York or in the federal courts located in the state of New York; provided, however, that the Holder may choose to waive this provision and bring an action outside the state of New York. The Company agrees to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Warrant is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Warrant. The headings in this Warrant are for purposes of

reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision. The Company acknowledges that legal counsel participated in the preparation of this Warrant and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Warrant to favor any party against the other party.

**[BALANCE OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS.]**

IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.

CREATIVE VISTAS, INC.

WITNESS:

By:
Name: SAYAN NAVARATNAM
Title: CEO

**EXHIBIT A**

**FORM OF SUBSCRIPTION**
(To Be Signed Only On Exercise Of Warrant)

TO: Creative Vistas, Inc.

Attention: Chief Financial Officer

The undersigned, pursuant to the provisions set forth in the attached Warrant (No.____), hereby irrevocably elects to purchase (check applicable box):

______ ________ shares of the Common Stock covered by such Warrant; or

______ the maximum number of shares of Common Stock covered by such Warrant pursuant to the cashless exercise procedure set forth in Section 2.

The undersigned herewith makes payment of the full Exercise Price for such shares at the price per share provided for in such Warrant, which is $__________. Such payment takes the form of (check applicable box or boxes):

______ $_________ in lawful money of the United States; and/or

______ the cancellation of such portion of the attached Warrant as is exercisable for a total of ______ shares of Common Stock (using a Fair Market Value of $______ per share for purposes of this calculation); and/or

______ the cancellation of such number of shares of Common Stock as is necessary, in accordance with the formula set forth in Section 2.2, to exercise this Warrant with respect to the maximum number of shares of Common Stock purchasable pursuant to the cashless exercise procedure set forth in Section 2.

The undersigned requests that the certificates for such shares be issued in the name of, and delivered to ________________________________________ whose address is ________________________________________________________________.

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Securities Act") or pursuant to an exemption from registration under the Securities Act.

Dated: ____________________

____________________________________
(Signature must conform to name of holder as specified on the face of the Warrant)

Address: ____________________________
____________________________

**EXHIBIT B**

**FORM OF TRANSFEROR ENDORSEMENT**
(To Be Signed Only On Transfer Of Warrant)

For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading "Transferees" the right represented by the within Warrant to purchase the percentage and number of shares of Common Stock of Creative Vistas, Inc. into which the within Warrant relates specified under the headings "Percentage Transferred" and "Number Transferred," respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of Creative Vistas, Inc. with full power of substitution in the premises.

| Transferees | Address | Percentage Transferred | Number Transferred |
|---|---|---|---|
| ______ | ______ | ______ | ______ |
| ______ | ______ | ______ | ______ |
| ______ | ______ | ______ | ______ |
| ______ | ______ | ______ | ______ |

Dated: ______________________

______________________________
(Signature must conform to name of holder as specified on the face of the Warrant)

Address: ______________________
______________________

SIGNED IN THE PRESENCE OF:

______________________________
(Name)

ACCEPTED AND AGREED:
[TRANSFEREE]

______________________________
(Name)

**AMENDMENT NO. 5**

This AMENDMENT NO. 5 (this "**Amendment**"), dated as of July 31, 2005, is entered into by and between CREATIVE VISTAS, INC., an Arizona corporation (the "**Company**"), and LAURUS MASTER FUND, LTD., a Cayman Islands company ("**Laurus**"), for the purpose of amending the terms of (i) the Securities Purchase Agreement, dated as of September 30, 2004, by and between the Company and Laurus (as amended, modified and/or supplemented from time to time, the "**Securities Purchase Agreement**"), (ii) the Secured Convertible Term Note, dated September 30, 2004 (as amended, modified and/or supplemented from time to time, the "**Term Note**") issued by the Company pursuant to the Securities Purchase Agreement and (iii) the Registration Rights Agreement by and between the Company and Laurus, dated as of September 30, 2004 (as amended, modified and/or supplemented from time to time, the "**Registration Rights Agreement**" and, together with the Securities Purchase Agreement and the Term Note, the "**Loan Documents**"). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Securities Purchase Agreement.

WHEREAS, Laurus has agreed to postpone a scheduled principal payment in respect of the Term Note and, in consideration therefore and in consideration of the other agreements set forth herein, the receipt and sufficiency of which is hereby acknowledged, the Company has agreed to issue the Additional Warrant (as defined below) to Laurus;

WHEREAS, the Company and Laurus have agreed to make certain changes to the Term Note and the Registration Rights Agreement as set forth herein; and

NOW, THEREFORE, in consideration of the above, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Laurus and the Company hereby agree that the Company shall not be required to pay the Monthly Principal Amount (as defined in the Term Note) due on the first business day of August 2005 (the "**Postponed Principal**"); provided that, the Postponed Principal shall be due and payable in full on the Maturity Date (as defined in the Term Note), together with all other amounts due and payable on such date under the Securities Purchase Agreement and the Related Agreements.

2. In consideration of Laurus' agreements contained in this Amendment, the Company hereby agrees to issue to Laurus the Warrant in the form attached hereto as Exhibit A (as amended, modified or supplemented from time to time, the "**Additional Warrant**")

3. Laurus and the Company hereby agree that the Additional Warrant shall be subject to the terms and conditions of the Registration Rights Agreement, provided that, (i) with respect to the Additional Warrant, the "Filing Date" under and as defined in the Registration Rights Agreement shall be a date no later than September 30, 2005 and (ii) the term "Warrants" under and as defined in the Registration Rights Agreement shall include the Additional Warrant.

4. Each amendment set forth herein shall be effective as of the date first above written (the "**Amendment Effective Date**") on the date when (i) each of the Company and Laurus shall

have executed and the Company shall have delivered to Laurus its respective counterpart to this Amendment and (ii) the Company shall have executed and delivered to Laurus the Additional Warrant.

5. For the avoidance of doubt, the Company and Laurus hereby agree that each reference to an "Event of Default" set forth in any warrant issued by the Company to Laurus prior to the date hereof shall be a reference to an "Event of Default" under, and as defined in, the Term Note.

6. Except as specifically set forth in this Amendment, there are no other amendments, modifications or waivers to the Loan Documents, and all of the other forms, terms and provisions of the Loan Documents remain in full force and effect.

7. The Company hereby represents and warrants to Laurus that (i) no Event of Default (as defined in the Term Note) exists on the date hereof, after giving effect to this Amendment, (ii) on the date hereof, after giving effect to this Amendment, all representations, warranties and covenants made by the Company in connection with the Loan Documents are true, correct and complete and (iii) on the date hereof, after giving effect to this Amendment, all of the Company's and its Subsidiaries' covenant requirements have been met.

8. From and after the Amendment Effective Date, all references in the Loan Documents and in the other Related Agreements to the Securities Purchase Agreement, the Term Note and/or the Registration Rights Agreement shall be deemed to be references to the Securities Purchase Agreement, the Term Note and/or the Registration Rights Agreement, as the case may be, as modified hereby.

9. This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and their respective successors and permitted assigns. **THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.** This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

**[The remainder of this page is intentionally left blank]**

IN WITNESS WHEREOF, each of the Company and Laurus has caused this Amendment to the Loan Documents to be signed in its name effective as of this 31st day of July, 2005.

CREATIVE VISTAS, INC.

By: ______________________
Name:
Title:

LAURUS MASTER FUND, LTD.

By: ______________________
Name: Eugene Grin
Title: Director

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO CREATIVE VISTAS, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

Right to Purchase 100,000 Shares of Common Stock of
Creative Vistas, Inc.
(subject to adjustment as provided herein)

**COMMON STOCK PURCHASE WARRANT**

No. _______________ Issue Date: July 31, 2005

CREATIVE VISTAS, INC., a corporation organized under the laws of the State of Arizona ("CVAS"), hereby certifies that, for value received, LAURUS MASTER FUND, LTD., or assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company (as defined herein) from and after the Issue Date of this Warrant and at any time or from time to time before 5:00 p.m., New York time, through the close of business June 30, 2012 (the "Expiration Date"), up to 100,000 fully paid and nonassessable shares of Common Stock (as hereinafter defined), no par value per share, at the applicable Exercise Price per share (as defined below). The number and character of such shares of Common Stock and the applicable Exercise Price per share are subject to adjustment as provided herein.

As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

(a) The term "Company" shall include CVAS and any corporation which shall succeed, or assume the obligations of, CVAS hereunder.

(b) The term "Common Stock" includes (i) the Company's Common Stock, par value $0.01 per share; and (ii) any other securities into which or for which any of the securities described in (i) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

(c) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of the Warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 4 or otherwise.

(d) The "Exercise Price" applicable under this Warrant shall be a price per share of Common Stock of $1.05.

1. Exercise of Warrant.

1.1 Number of Shares Issuable upon Exercise. From and after the date hereof through and including the Expiration Date, the Holder shall be entitled to receive, upon exercise of this Warrant in whole or in part, by delivery of an original or fax copy of an exercise notice in the form attached hereto as Exhibit A (the "Exercise Notice"), shares of Common Stock of the Company, subject to adjustment pursuant to Section 4.

1.2 Fair Market Value. For purposes hereof, the "Fair Market Value" of a share of Common Stock as of a particular date (the "Determination Date") shall mean:

(a) If the Company's Common Stock is traded on the American Stock Exchange or another national exchange or is quoted on the National or SmallCap Market of The Nasdaq Stock Market, Inc. ("Nasdaq"), then the closing or last sale price, respectively, reported for the last business day immediately preceding the Determination Date.

(b) If the Company's Common Stock is not traded on the American Stock Exchange or another national exchange or on the Nasdaq but is traded on the NASD OTC Bulletin Board or is listed on the "pink sheets", then the mean of the average of the closing bid and asked prices reported for the last business day immediately preceding the Determination Date.

(c) Except as provided in clause (d) below, if the Company's Common Stock is not publicly traded, then as the Holder and the Company agree or in the absence of agreement by arbitration in accordance with the rules then in effect of the American Arbitration Association, before a single arbitrator to be chosen from a panel of persons qualified by education and training to pass on the matter to be decided.

(d) If the Determination Date is the date of a liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Company's charter, then all amounts to be payable per share to holders of the Common Stock pursuant to the charter in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Common Stock in liquidation under the charter, assuming for the purposes of this clause (d) that all of the shares of Common Stock then issuable upon exercise of the Warrant are outstanding at the Determination Date.

1.3 Company Acknowledgment. The Company will, at the time of a partial exercise of the Warrant, upon the request of the holder hereof acknowledge in writing its continuing obligation to afford to such holder any rights to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder any such rights.

1.4 Trustee for Warrant Holders. In the event that a bank or trust company shall have been appointed as trustee for the holders of the Warrant pursuant to Subsection 3.2, such bank or trust company shall have all the powers and duties of a warrant agent (as hereinafter described) and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this Section 1.

2. Procedure for Exercise.

2.1 Delivery of Stock Certificates, Etc., on Exercise. The Company agrees that the shares of Common Stock purchased upon exercise of this Warrant shall be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares in accordance herewith. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within three (3) business days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such Holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then Fair Market Value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 1 or otherwise.

2.2 Exercise. Payment may be made either (i) in cash or by certified or official bank check payable to the order of the Company equal to the applicable aggregate Exercise Price, (ii) if there is not an effective registration statement covering the resale of the shares of Common Stock underlying this Warrant, by delivery of the Warrant, or shares of Common Stock and/or Common Stock receivable upon exercise of the Warrant in accordance with the immediately following sentence and the formula contained therein, or (iii) by a combination of any of the foregoing methods, for the number of shares of Common Stock specified in such Exercise Notice (as such exercise number shall be adjusted to reflect any adjustment in the total number of shares of Common Stock issuable to the Holder per the terms of this Warrant) and the Holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully-paid and non-assessable shares of Common Stock (or Other Securities) determined as provided herein. Notwithstanding any provisions herein to the contrary, if the Fair Market Value of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being exercised) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Exercise Notice in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

$$X=Y \quad \frac{(A-B)}{A}$$

| | |
|---|---|
| Where X = | the number of shares of Common Stock to be issued to the Holder |
| Y = | the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such calculation) |
| A = | the Fair Market Value of one share of the Company's Common Stock (at the date of such calculation) |
| B = | Exercise Price (as adjusted to the date of such calculation) |

3. Effect of Reorganization, Etc.; Adjustment of Exercise Price.

3.1 Reorganization, Consolidation, Merger, Etc. In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, as a condition to the consummation of such a transaction, proper and adequate provision shall be made by the Company whereby the Holder of this Warrant, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such Holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Section 4.

3.2 Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, concurrently with any distributions made to holders of its Common Stock, shall at its expense deliver or cause to be delivered to the Holder the stock and other securities and property (including cash, where applicable) receivable by the Holder of the Warrant pursuant to Section 3.1, or, if the Holder shall so instruct the Company, to a bank or trust company specified by the Holder and having its principal office in New York, NY as trustee for the Holder of the Warrant.

3.3 Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 3, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 4. In the event this Warrant does not continue in full force and effect after the consummation of the transactions described in this Section 3, then the Company's securities and property (including

cash, where applicable) receivable by the Holders of the Warrant will be delivered to Holder or the Trustee as contemplated by Section 3.2.

4. (a) Extraordinary Events Regarding Common Stock. In the event that the Company shall (a) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Exercise Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Exercise Price then in effect. The Exercise Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4. The number of shares of Common Stock that the holder of this Warrant shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive shall be increased to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 4) be issuable on such exercise by a fraction of which (a) the numerator is the Exercise Price that would otherwise (but for the provisions of this Section 4) be in effect, and (b) the denominator is the Exercise Price in effect on the date of such exercise.

(b) Share Issuances. If the Company shall at any time prior to the exercise in full of this Warrant issue any shares of Common Stock or securities convertible into Common Stock to a person other than the Holder (except (i) pursuant to subsection 4(a) above; (ii) pursuant to options, warrants or other obligations to issue shares outstanding on the date hereof as disclosed to Holder in writing; (iii) pursuant to options that may be issued under any employee incentive stock option and/or any qualified stock option plan adopted by the Company; (iv) pursuant to securities issued to the original Holder on the date hereof; or (v) pursuant to securities issued in connection with acquisitions or strategic transactions the primary purpose of which is not raising capital, so long as, in the case of this clause (v), such shares of Common Stock so issued (or securities convertible into Common Stock so issued) are restricted and do not become freely or publicly traded in any respect prior to the two year anniversary of the issuance thereof) for a consideration per share (the "Offer Price") less than any Exercise Price in effect at the time of such issuance, then such Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, of which the denominator shall be the number of shares of the Common Stock (excluding treasury shares, if any) issued and outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of the Common Stock (excluding treasury shares, if any) issued and outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at the Exercise Price on the record date. For purposes hereof, the issuance of any security of the Borrower convertible into or exercisable or exchangeable for Common Stock shall result in an adjustment to the applicable Exercise Price at the time of issuance of such securities.

5. Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of the Warrant, the Company at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Exercise Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the holder of the Warrant and any Warrant agent of the Company (appointed pursuant to Section 11 hereof).

6. Reservation of Stock, Etc., Issuable on Exercise of Warrant. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrant, shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrant.

7. Assignment; Exchange of Warrant. Subject to compliance with applicable securities laws, this Warrant, and the rights evidenced hereby, may be transferred by any registered holder hereof (a "Transferor") in whole or in part. On the surrender for exchange of this Warrant, with the Transferor's endorsement in the form of Exhibit B attached hereto (the "Transferor Endorsement Form") and together with evidence reasonably satisfactory to the Company demonstrating compliance with applicable securities laws, which shall include, without limitation, a legal opinion from the Transferor's or company counsel that such transfer is exempt from the registration requirements of applicable securities laws, the Company at its expense but with payment by the Transferor of any applicable transfer taxes) will issue and deliver to or on the order of the Transferor thereof a new Warrant of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a "Transferee"), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered by the Transferor.

8. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

9. Registration Rights. The Holder of this Warrant has been granted certain registration rights by the Company. These registration rights are set forth in a Registration Rights Agreement entered into by the Company and Purchaser dated as of September 30, 2004, as amended, modified or supplemented from time to time.

10. Maximum Exercise. Notwithstanding anything contained herein to the contrary, the Holder shall not be entitled to convert, or be required to receive pursuant to the terms of this Warrant, an amount that would be convertible into that number of shares of Common Stock which, when added to the number of shares of Common Stock otherwise beneficially owned by such Holder including those issuable upon exercise of warrants held by such Holder would exceed 4.99% of the outstanding shares of Common Stock of the Company at the time of conversion. For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and Regulation 13d-3 thereunder. The conversion limitation described in this Section 3.2 shall automatically become null and void without any notice to the Company upon the occurrence and during the continuance beyond any applicable grace period of an Event of Default under and as defined in that certain Secured Convertible Term Note, dated September 30, 2004 issued by the Company to the Holder, as amended, modified or supplemented from time to time, or upon 75 days prior notice to the Company.

11. Warrant Agent. The Company may, by written notice to the each Holder of the Warrant, appoint an agent for the purpose of issuing Common Stock (or Other Securities) on the exercise of this Warrant pursuant to Section 1, exchanging this Warrant pursuant to Section 7, and replacing this Warrant pursuant to Section 8, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

12. Transfer on the Company's Books. Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

13. Notices, Etc. All notices and other communications from the Company to the Holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such Holder or, until any such Holder furnishes to the Company an address, then to, and at the address of, the last Holder of this Warrant who has so furnished an address to the Company.

14. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be governed by and construed in accordance with the laws of State of New York without regard to principles of conflicts of laws. Any action brought concerning the transactions contemplated by this Warrant shall be brought only in the state courts of New York or in the federal courts located in the state of New York; provided, however, that the Holder may choose to waive this provision and bring an action outside the state of New York. The Company agrees to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Warrant is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Warrant. The headings in this Warrant are for purposes of

reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision. The Company acknowledges that legal counsel participated in the preparation of this Warrant and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Warrant to favor any party against the other party.

**[BALANCE OF PAGE INTENTIONALLY LEFT BLANK;
SIGNATURE PAGE FOLLOWS.]**

IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.

CREATIVE VISTAS, INC.

WITNESS: [signature]

By: [signature]
Name: SAYAN NAVARATNAM
Title: CEO

**EXHIBIT A**

**FORM OF SUBSCRIPTION**
(To Be Signed Only On Exercise Of Warrant)

TO: Creative Vistas, Inc.

Attention: Chief Financial Officer

The undersigned, pursuant to the provisions set forth in the attached Warrant (No.____), hereby irrevocably elects to purchase (check applicable box):

______ ________ shares of the Common Stock covered by such Warrant; or

______ the maximum number of shares of Common Stock covered by such Warrant pursuant to the cashless exercise procedure set forth in Section 2.

The undersigned herewith makes payment of the full Exercise Price for such shares at the price per share provided for in such Warrant, which is $__________. Such payment takes the form of (check applicable box or boxes):

______ $________ in lawful money of the United States; and/or

______ the cancellation of such portion of the attached Warrant as is exercisable for a total of ______ shares of Common Stock (using a Fair Market Value of $______ per share for purposes of this calculation); and/or

______ the cancellation of such number of shares of Common Stock as is necessary, in accordance with the formula set forth in Section 2.2, to exercise this Warrant with respect to the maximum number of shares of Common Stock purchasable pursuant to the cashless exercise procedure set forth in Section 2.

The undersigned requests that the certificates for such shares be issued in the name of, and delivered to ____________________________________ whose address is ______________________________________________.

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Securities Act") or pursuant to an exemption from registration under the Securities Act.

Dated: ____________________

______________________________
(Signature must conform to name of holder as specified on the face of the Warrant)

Address: ______________________
______________________

**EXHIBIT B**

**FORM OF TRANSFEROR ENDORSEMENT**
(To Be Signed Only On Transfer Of Warrant)

For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading "Transferees" the right represented by the within Warrant to purchase the percentage and number of shares of Common Stock of Creative Vistas, Inc. into which the within Warrant relates specified under the headings "Percentage Transferred" and "Number Transferred," respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of Creative Vistas, Inc. with full power of substitution in the premises.

| Transferees | Address | Percentage Transferred | Number Transferred |
|---|---|---|---|
| ____________ | ____________ | ________ | ________ |
| ____________ | ____________ | ________ | ________ |
| ____________ | ____________ | ________ | ________ |
| ____________ | ____________ | ________ | ________ |

Dated: ____________________

______________________________
(Signature must conform to name of holder as specified on the face of the Warrant)

Address: ______________________________
______________________________

SIGNED IN THE PRESENCE OF:

______________________________
(Name)

ACCEPTED AND AGREED:
[TRANSFEREE]

______________________________
(Name)